UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FRANKLIN STREET PROPERTIES CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V66455-P25843 FRANKLIN STREET PROPERTIES CORP. 401 EDGEWATER PLACE SUITE 200 WAKEFIELD, MA 01880 FRANKLIN STREET PROPERTIES CORP. 2025 Annual Meeting May 15, 2025 11:00 a.m., Eastern Time Exclusively via live audio webcast at www.virtualshareholdermeeting.com/FSP2025 Vote by May 14, 2025 11:59 PM ET Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 15, 2025 Vote Virtually at the Meeting* May 15, 2025 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/FSP2025 You invested in FRANKLIN STREET PROPERTIES CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Proxy Statement and the 2024 Annual Report to Stockholders online by visiting www.proxyvote.com OR you can receive a free paper or email copy of proxy material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the proxy material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V66456-P25843 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. To elect six Directors, each to serve for a term expiring at the 2026 Annual Meeting of Stockholders: Nominees: 1a. George J. Carter For 1b. Georgia Murray For 1c. John N. Burke For 1d. Dennis J. McGillicuddy For 1e. Bruce J. Schanzer For 1f. Milton P. Wilkins, Jr. For 2. To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. To approve, by non-binding vote, our executive compensation. For In their discretion, the named Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.